UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2017

First United Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

19 South Second Street, Oakland, Maryland 21550

(Address of principal executive offices) (Zip Code)

(301) 334-9471

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.

The terms of the Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”) of First United Corporation (the “Company”) require the Company to consult with the Federal Reserve Bank of Richmond (the “Reserve Bank”) before redeeming any shares of the Series A Preferred Stock.  On October 3, 2017, the Reserve Bank notified the Company that it does not object to the Company’s proposal to redeem the final 10,000 shares (the “Redeemed Shares”) of the Series A Preferred Stock for an aggregate redemption amount of $10.0 million.  The Company anticipates that the redemption will occur on or about November 15, 2017.  Holders of the Redeemed Shares will receive a notice from the Company that will provide further details about the redemption.  The Redeemed Shares are part of the 30,000 shares of Series A Preferred Stock that the Company issued in January 2009 in connection with its participation in the U.S. Treasury’s Troubled Asset Relief Program Capital Purchase Program.  The Company previously redeemed 20,000 shares of the Series A Preferred Stock.  Thus, upon the redemption of the Redeemed Shares, the Company will no longer have any shares of Series A Preferred Stock issued or outstanding.

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are based on current expectations, estimates and projections, are not guarantees of future performance and involve risks, assumptions and uncertainties. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any current intention to update publicly any forward-looking statement after the filing of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED CORPORATION

Dated: October 5, 2017	By:	/s/ Tonya K. Sturm
Tonya K. Sturm Senior Vice President & Chief Financial Officer